================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):              NOVEMBER 22, 2004

                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                      0-23336                     95-4302784
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

250 WEST 57TH STREET, SUITE 310, NEW YORK, NEW YORK                   10107
     (Address of Principal Executive Offices)                       (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 258-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The Audit Committee of our Board of Directors concluded on November 22, 2004 to restate certain previously issued financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2003, as described in more detail in Item 4.02(a) of this report, below.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      (a) On November 22, 2004, the Audit Committee of our Board of Directors, on the recommendation of our management and after discussion with and based on a new and revised review of accounting treatment by our independent auditors, made an internal determination and concluded that our Annual Report on Form 10-K for the year ended December 31, 2003 (the "2003 10-K"), including the financial statements that our auditors had previously audited that are contained therein, contained certain errors related to the re-pricing of warrants and grant of additional warrants to certain of its investors and others and the amortization of debt discount arising from the allocation of the debt discount between the convertible debentures and their detachable warrants. These errors also affected our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2004, March 31, 2004, September 30, 2003 and June 30, 2003 (collectively, the "10-Qs").

      The decision to restate these financial statements was made by our Audit Committee, upon the recommendation of our management and with the concurrence of our independent auditors. In addition, our Audit Committee, upon the recommendation of management, made an internal determination that the previously-issued financial statements contained in the 2003 10-K and the 10-Qs should not be relied upon.

      The net effect of these errors, which are described below and which generally related to the timing and characterization of certain non-cash expenses, was to increase our net loss attributable to common stockholders for 2003 by approximately $579,000 and to decrease our net loss for the first half of 2004 by approximately $608,000.

      On November 22, 2004, our Audit Committee discussed the matters disclosed in this Item 4.02(a) with management and with our auditors, Kost, Forer, Gabbay & Kassierer, a member of Ernst & Young Global. Our auditors informed the Audit Committee that they concur with our conclusions described above.

      We will file a Form 10-K/A amending the 2003 10-K as soon as practicable. Since all relevant changes have been reflected in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 that we are filing today (the "Third Quarter 10-Q"), as well as in this Current Report on Form 8-K, we do not anticipate filing Forms 10-Q/A amending the 10-Qs.

      Additionally, our financial results for the three and nine months ended September 30, 2004, as reported in the Third Quarter 10-Q, differ from the financial results that we announced on November 9, 2004 by, among other things, decreasing our net loss attributable to common stockholders for the nine and three months ended September 30, 2004 by approximately $1,583,778 and $976,129, respectively, as follows (unaudited):

                                                                            NINE MONTHS ENDED               NINE MONTHS ENDED
                                                                               SEPTEMBER 30,                   SEPTEMBER 30,
                                                                        ---------------------------    ---------------------------
                                                                            2004           2003            2004          2003*
                                                                        ---------------------------    ---------------------------
                                                                         (AS PREVIOUSLY ANNOUNCED)      (AS REVISED AND REPORTED)
                                                                        ---------------------------    ---------------------------
Revenues .............................................................. $ 33,383,023   $ 13,232,486    $ 33,383,023   $ 13,232,486
Cost of revenues ......................................................   22,680,921      8,365,212      22,680,921      8,365,212
                                                                        ------------   ------------    ------------   ------------
Gross profit ..........................................................   10,702,102      4,867,274      10,702,102      4,867,274
                                                                        ------------   ------------    ------------   ------------
Research and development expenses .....................................    1,302,773        762,629       1,302,774        762,629
Sales and marketing expenses ..........................................    3,435,183      2,395,190       3,435,183      2,395,190
General and administrative expenses ...................................    9,365,378      3,579,371       7,571,923      3,456,286
Amortization of intangible assets .....................................    1,731,425        727,127       1,731,425        727,127
                                                                        ------------   ------------    ------------   ------------
                                                                          15,834,759      7,464,317      14,041,305      7,341,232
                                                                        ------------   ------------    ------------   ------------
Operating income (loss) ...............................................   (5,132,657)    (2,597,043)     (3,339,203)    (2,473,958)
Financial income (expenses), net ......................................   (3,079,404)    (1,084,582)     (2,126,079)    (1,213,582)
                                                                        ------------   ------------    ------------   ------------
Net income (loss) before taxes ........................................   (8,212,062)    (3,681,625)     (5,465,282)    (3,687,540)
Tax expenses ..........................................................     (286,525)      (308,137)       (286,525)      (308,137)
                                                                        ------------   ------------    ------------   ------------
Net income (loss) before minority interest in profit of subsidiary ....   (8,498,587)    (3,989,762)     (5,751,807)    (3,995,677)
Minority interest in loss (earnings) of a subsidiary ..................      (35,363)       134,813         (35,365)       134,813
                                                                        ------------   ------------    ------------   ------------
Net income (loss) from continuing operations .......................... $ (8,533,950)  $ (3,854,949)   $ (5,787,172)  $ (3,860,864)
Net income (loss) from discontinued operations ........................           --         80,883              --         80,883
                                                                        ------------   ------------    ------------   ------------
Net income (loss) for the period ...................................... $ (8,533,950)  $ (3,774,066)   $ (5,787,172)  $ (3,779,981)
Deemed dividend to certain stockholders of common stock ...............   (2,165,952)            --      (3,328,952)      (267,026)
                                                                        ------------   ------------    ------------   ------------
Net income (loss) attributable to stockholders of common stock ........ $(10,699,902)  $ (3,774,066)   $ (9,116,124)  $ (4,047,007)
                                                                        ============   ============    ============   ============
------------------------------------------------------------------------------------------------------------------------------------
Basic and diluted net earnings (loss) per share for continuing
  operations .......................................................... $      (0.16)  $      (0.10)   $      (0.14)  $      (0.11)
                                                                        ============   ============    ============   ============
Basic and diluted net earnings (loss) per share for discontinued
  operations .......................................................... $         --   $       0.00    $       0.00   $       0.00
                                                                        ============   ============    ============   ============
Combined basic and diluted net earnings (loss) per share .............. $      (0.16)  $      (0.10)   $      (0.14)  $      (0.11)
                                                                        ============   ============    ============   ============
Weighted average number of shares outstanding .........................   67,072,069     32,276,260      67,072,069     32,276,260

----------
* Restated.

                                                                           THREE MONTHS ENDED                THREE MONTHS ENDED
                                                                              SEPTEMBER 30,                     SEPTEMBER 30,
                                                                       ----------------------------    ----------------------------
                                                                        2004               2003            2004             2003*
                                                                       ----------------------------    ----------------------------
                                                                         (AS PREVIOUSLY ANNOUNCED)       (AS REVISED AND REPORTED)
                                                                       ----------------------------    ----------------------------
Revenues ...........................................................   $ 16,272,521    $  5,705,898    $ 16,272,521    $  5,705,898
Cost of revenues ...................................................     11,548,948       3,252,323      11,548,948       3,252,323
                                                                       ------------    ------------    ------------    ------------
Gross profit .......................................................      4,723,573       2,453,575       4,723,573       2,453,575
                                                                       ------------    ------------    ------------    ------------
Research and development expenses ..................................        431,146         252,085         431,147         252,085
Sales and marketing expenses .......................................      1,294,488         757,614       1,294,487         757,614
General and administrative expenses ................................      2,162,925       1,105,864       2,111,853         982,779
Amortization of intangible assets ..................................        739,400         103,584         739,400         103,584
                                                                       ------------    ------------    ------------    ------------
                                                                          4,627,959       2,219,147       4,576,887       2,096,062
                                                                       ------------    ------------    ------------    ------------
Operating income (loss) ............................................         95,614         234,428         146,686         357,513
Financial income (expenses), net ...................................        180,126        (100,761)      1,105,276         (82,333)
                                                                       ------------    ------------    ------------    ------------
Net income (loss) before taxes .....................................        275,741         133,667       1,251,962         275,180
Tax expenses .......................................................       (116,460)        (31,089)       (116,460)        (31,089)
                                                                       ------------    ------------    ------------    ------------
Net income (loss) before minority interest in profit of subsidiary .        159,281         102,578       1,135,502         244,091
Minority interest in loss (earnings) of a subsidiary ...............         (8,655)        (25,485)         (8,657)        (25,485)
                                                                       ------------    ------------    ------------    ------------
Net income (loss) from continuing operations .......................   $    150,626    $     77,093    $  1,126,845    $    218,606
Net income (loss) from discontinued operations .....................             --          (2,285)             --          (2,285)
                                                                       ------------    ------------    ------------    ------------
Net income (loss) for the period ...................................   $    150,626    $     74,808    $  1,126,845    $    216,321
Deemed dividend to certain stockholders of common stock ............     (2,165,952)             --      (2,165,952)        (94,676)
                                                                       ------------    ------------    ------------    ------------
Net income (loss) attributable to stockholders of common stock .....     (2,015,326)         74,808      (1,039,107)        121,645
                                                                       ============    ============    ============    ============
------------------------------------------------------------------------------------------------------------------------------------
Basic and diluted net earnings (loss) per share for continuing
  operations .......................................................   $      (0.03)   $       0.00    $      (0.01)   $       0.00
                                                                       ============    ============    ============    ============
Basic and diluted net earnings (loss) per share for discontinued
  operations .......................................................   $         --    $         --    $       0.00    $       0.00
                                                                       ============    ============    ============    ============
Combined basic and diluted net earnings (loss) per share ...........   $      (0.03)   $       0.00    $      (0.01)   $       0.00
                                                                       ============    ============    ============    ============
Basic and diluted weighted average number of shares outstanding ....     76,744,251      40,371,940      76,744,251      40,371,940
                                                                       ============    ============    ============    ============

----------
* Restated.

              SUMMARY INFORMATION - FINANCIAL STATEMENT RESTATEMENT

During our management's review of our interim financial statements for the period ended September 30, 2004, we, after consultation with and based on a new and revised review of accounting treatment by our independent auditors, conducted a comprehensive review on the re-pricing of warrants and grant of new warrants to certain of our investors and others during 2003 and 2004. As a result of that review, we, upon recommendation of our management and with the approval of the Audit Committee of our Board of Directors after consultation with our independent auditors, reconsidered the accounting related to these transactions and are now reclassifying certain expenses as a deemed dividend, a non-cash item, instead of as general and administrative expenses due to the recognition of this transaction as a capital transaction that should not be expensed. The consolidated financial statements for the nine months ended September 30, 2003, for the six months ended June 2003 and 2004, for the three months ended March 31, 2004 and the year ended December 31, 2003 are being restated to record a deemed dividend and to decrease general and administrative expenses accordingly. These restatements do not affect our balance sheet, shareholders' equity or cash flow statements. In addition and as a result of the remeasurement described above, we have reviewed assumptions used in the calculation of fair value of all warrants granted during the year 2003. As a result of this comprehensive review, we decreased our general and administrative expenses in the amount of $150,000, related to errors found in valuation underlying assumptions of warrants granted as a result of a litigation settlement, in the financial statements for the year ended December 31, 2003.


      In addition, during our management's review of our interim financial statements for the period ended September 30, 2004, we also reviewed our calculation of amortization of debt discount attributable to the beneficial conversion feature of convertible debentures. As a result of this review, we found errors which increased (decreased) our financial expenses for the nine months ended September 30, 2003, for the six months ended June 2003 and 2004, for the three months ended March 31, 2004 and the year ended December 31, 2003. The errors were related to the debt discount attributable to the warrants and their related convertible debentures, whereby we understated the amount of amortization in the year ended December 31, 2003 attributable to the conversion of certain of the convertible debentures, and we overstated the amount of amortization in the six months ended June 30, 2004 attributable to the exercise of certain of the warrants.

      The impacts of these restatements are summarized below:

Statement of Operations Data:

                                                 FOR THE THREE MONTHS ENDED
                                                        JUNE 30, 2004
                                          -------------------------------------
                                          PREVIOUSLY
                                          REPORTED     ADJUSTMENT   AS RESTATED
                                          ----------   ----------    ----------
General and administrative expenses ..... $3,521,461   $ (149,527)   $3,371,934
Operating loss ..........................  2,191,705     (149,527)    2,042,178
Financial expenses, net .................  1,985,576      167,235     2,152,811

Loss from continuing operations .........  4,378,415       17,708     4,396,123
                                          ----------   ----------    ----------
Net loss ................................  4,378,415       17,708     4,396,123
                                          ==========   ==========    ==========

Basic and diluted net loss per share from
  continuing operations ................. $     0.07   $     0.00    $     0.07
                                          ==========   ==========    ==========
Basic and diluted net loss per share .... $     0.07   $     0.00    $     0.07
                                          ==========   ==========    ==========

                                                FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                               ----------------------------------------
                                               PREVIOUSLY
                                               REPORTED      ADJUSTMENT     AS RESTATED
                                               -----------   -----------    -----------
General and administrative expenses ........   $ 7,202,454   $(1,742,384)   $ 5,460,070
Operating loss .............................     5,228,267    (1,742,384)     3,485,883
Financial expenses, net ....................     3,259,530       (28,174)     3,231,356

Loss from continuing operations ............     8,684,570    (1,770,558)     6,914,012
                                               -----------   -----------    -----------
Net loss ...................................     8,684,570    (1,770,558)     6,914,012
Deemed dividend to certain stockholders of
   common stock ............................            --     1,163,000      1,163,000
                                               -----------   -----------    -----------
Net loss attributable to common stockholders   $ 8,684,570   $  (607,558)   $ 8,077,012
                                               ===========   ===========    ===========

Basic and diluted net loss per share from
  continuing operations ....................   $      0.14   $     (0.03)   $      0.11
                                               ===========   ===========    ===========
Basic and diluted net loss per share .......   $      0.14   $     (0.01)   $      0.13
                                               ===========   ===========    ===========

                                               FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                               -----------------------------------------
                                               PREVIOUSLY
                                               REPORTED       ADJUSTMENT    AS RESTATED
                                               -----------   -----------    -----------
General and administrative expenses ........   $ 3,680,993   $(1,592,857)   $ 2,088,136
Operating loss .............................     3,036,562    (1,592,857)     1,443,705
Financial expenses, net ....................     1,273,954      (195,409)     1,078,545

Loss from continuing operations ............     4,306,155    (1,788,266)     2,517,889
                                               -----------   -----------    -----------
Net loss ...................................     4,306,155    (1,788,266)     2,517,889
Deemed dividend to certain stockholders of
   common stock ............................            --     1,163,000      1,163,000
                                               -----------   -----------    -----------
Net loss attributable to common stockholders   $ 4,306,155   $  (625,266)   $ 3,680,889
                                               ===========   ===========    ===========

Basic and diluted net loss per share from
  continuing operations ....................   $      0.07   $     (0.03)   $      0.04
                                               ===========   ===========    ===========
Basic and diluted net loss per share .......   $      0.07   $     (0.01)   $      0.06
                                               ===========   ===========    ===========

                                                FOR THE YEAR ENDED DECEMBER 31, 2003
                                               --------------------------------------
                                               PREVIOUSLY
                                               REPORTED     ADJUSTMENT    AS RESTATED
                                               ----------   ----------    ----------
General and administrative expenses ........   $6,196,779   $ (338,903)   $5,857,876
Operating loss .............................    5,408,932     (338,903)    5,070,029
Financial expenses, net ....................    3,470,459      568,250     4,038,709

Loss from continuing operations ............    9,118,684      229,347     9,348,031
                                               ----------   ----------    ----------
Net loss ...................................    9,008,274      229,347     9,237,621
Deemed dividend to certain stockholders of
   common stock ............................           --      350,000       350,000
                                               ----------   ----------    ----------
Net loss attributable to common stockholders   $9,008,274   $  579,347    $9,587,621
                                               ==========   ==========    ==========

Basic and diluted net loss per share from
  continuing operations ....................   $     0.23   $     0.01    $     0.24
                                               ==========   ==========    ==========
Basic and diluted net loss per share .......   $     0.23   $     0.02    $     0.25
                                               ==========   ==========    ==========

                                                    FOR THE NINE MONTHS ENDED
                                                         SEPTEMBER 30, 2003
                                               --------------------------------------
                                               PREVIOUSLY
                                               REPORTED     ADJUSTMENT    AS RESTATED
                                               ----------   ----------    ----------
General and administrative expenses ........   $3,579,371   $ (123,085)   $3,456,286
Operating loss .............................    2,597,043    )123,085(     2,473,958
Financial expenses, net ....................    1,084,582      129,000     1,213,582

Net income from continuing operations ......    3,854,949        5,915     3,860,864
                                               ----------   ----------    ----------
Net loss ...................................    3,774,066        5,915     3,779,981
Deemed dividend to certain stockholders of
   common stock ............................           --      267,026       267,026
                                               ----------   ----------    ----------
Net loss attributable to common stockholders   $3,774,066   $  272,941    $4,047,007
                                               ==========   ==========    ==========

Basic and diluted net loss per share from
  continuing operations ....................   $     0.10   $     0.01    $     0.11
                                               ==========   ==========    ==========
Basic and diluted net loss per share .......   $     0.10   $     0.01    $     0.11
                                               ==========   ==========    ==========

                                                       FOR THE THREE MONTHS ENDED
                                                           SEPTEMBER 30, 2003
                                                 --------------------------------------
                                                 PREVIOUSLY
                                                 REPORTED     ADJUSTMENT    AS RESTATED
                                                 ----------   ----------    ----------
General and administrative expenses ..........   $1,105,864   $ (123,085)   $  982,779
Operating income .............................      234,428      123,085       357,513
Financial expenses, net ......................      100,761      (18,428)       82,333

Net income from continuing operations ........       77,093      141,513       218,606
                                                 ----------   ----------    ----------
Net income ...................................       74,808      141,513       216,321
Deemed dividend to certain stockholders of
   common stock ..............................           --      (94,676)      (94,676)
                                                 ----------   ----------    ----------
Net income attributable to common stockholders   $   74,808   $   46,837    $  121,645
                                                 ==========   ==========    ==========

Basic and diluted net earnings per share from
  continuing operations ......................   $     0.00   $     0.00    $     0.00
                                                 ==========   ==========    ==========
Basic and diluted net earnings  per share ....   $     0.00   $     0.00    $     0.00
                                                 ==========   ==========    ==========

                                                     FOR THE SIX MONTHS ENDED
                                                           JUNE 30, 2003
                                               -------------------------------------
                                               PREVIOUSLY
                                               REPORTED     ADJUSTMENT   AS RESTATED
                                               ----------   ----------   ----------
Financial expenses, net ....................   $  983,821   $  147,428   $1,131,249

Loss from continuing operations ............    3,932,041      147,428    4,079,469
                                               ----------   ----------   ----------
Net loss ...................................    3,848,875      147,428    3,996,303
Deemed dividend to certain stockholders of
   common stock ............................           --      172,350      172,350
                                               ----------   ----------   ----------
Net loss attributable to common stockholders   $3,848,875   $  319,778   $4,168,653
                                               ==========   ==========   ==========

Basic and diluted net loss per share from
  continuing operations ....................   $     0.11   $     0.00   $     0.11
                                               ==========   ==========   ==========
Basic and diluted net loss per share .......   $     0.11   $     0.01   $     0.12
                                               ==========   ==========   ==========

                                                   FOR THE THREE MONTHS ENDED
                                                           JUNE 30, 2003
                                               -------------------------------------
                                               PREVIOUSLY
                                               REPORTED     ADJUSTMENT   AS RESTATED
                                               ----------   ----------   ----------
Financial expenses, net ....................   $  725,609   $  147,428   $  873,037

Loss from continuing operations ............    2,640,920      147,428    2,788,348
                                               ----------   ----------   ----------
Net loss ...................................    2,461,793      147,428    2,609,221
Deemed dividend to certain stockholders of
   common stock ............................           --      172,350      172,350
                                               ----------   ----------   ----------
Net loss attributable to common stockholders   $2,461,793   $  319,778   $2,781,571
                                               ==========   ==========   ==========

Basic and diluted net loss per share from
  continuing operations ....................   $     0.07   $     0.01   $     0.08
                                               ==========   ==========   ==========
Basic and diluted net loss per share .......   $     0.07   $     0.01   $     0.08
                                               ==========   ==========   ==========

Balance sheet data:

                                                    AS OF JUNE 30, 2004
                                     -----------------------------------------------
                                      PREVIOUSLY
                                       REPORTED         ADJUSTMENT      AS RESTATED
                                     -------------    -------------    -------------
Convertible debenture ............   $     737,235    $     540,075    $   1,277,310
Total long term liabilities ......       6,278,225          540,075        6,818,300

Additional paid in capital .......     167,789,043       (2,081,287)     165,707,756
Accumulated deficit ..............    (118,366,463)       1,541,212     (116,825,257)
Total shareholders' equity .......      44,707,225         (540,075)      44,167,150

                                                   AS OF MARCH 31, 2004
                                     -----------------------------------------------
                                      PREVIOUSLY
                                       REPORTED         ADJUSTMENT      AS RESTATED
                                     -------------    -------------    -------------
Convertible debenture ............   $     849,037    $     372,841    $   1,221,878
Total long term liabilities ......       6,062,891          372,841        6,435,732

Additional paid in capital .......     162,331,180       (1,931,760)     160,399,420
Accumulated deficit ..............    (113,988,048)       1,558,919     (112,429,129)
Total shareholders' equity .......      44,019,328         (372,841)      43,646,487

                                                  AS OF DECEMBER 31, 2003
                                     -----------------------------------------------
                                      PREVIOUSLY
                                       REPORTED         ADJUSTMENT      AS RESTATED
                                     -------------    -------------    -------------
Other accounts payable and accrued
expenses .........................   $   4,180,411    $    (150,000)   $   4,030,411
Convertible debenture ............         881,944          568,250        1,450,194
Total long term liabilities ......       4,066,579          568,250        4,634,829

Additional paid in capital .......     135,891,316         (188,903)     135,702,413
Accumulated deficit ..............    (109,681,893)        (229,347)    (109,911,240)
Total shareholders' equity .......      22,044,127         (418,250)     (21,625,877)

                                                 AS OF SEPTEMBER 30, 2003
                                     -----------------------------------------------
                                      PREVIOUSLY
                                       REPORTED         ADJUSTMENT      AS RESTATED
                                     -------------    -------------    -------------
Convertible debenture ............   $   1,115,001    $     129,000    $   1,244,001
Total long term liabilities ......       4,178,147          129,000        4,307,147

Additional paid in capital .......     120,105,276         (123,085)     119,982,191
Accumulated deficit ..............    (104,447,685)          (5,915)    (104,453,600)
Total shareholders' equity .......      11,411,175         (129,000)      11,282,175

                                                   AS OF JUNE 30, 2003
                                     -----------------------------------------------
                                      PREVIOUSLY
                                       REPORTED         ADJUSTMENT      AS RESTATED
                                     -------------    -------------    -------------
Convertible debenture ............   $     988,572    $     147,428    $   1,136,000
Total long term liabilities ......       4,358,568          147,428        4,505,996

Accumulated deficit ..............    (104,522,494)        (147,428)    (104,669,922)
Total shareholders' equity .......      10,356,181         (147,428)      10,208,753

Cash flow data:

                                                    FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                                   ----------------------------------------
                                                   PREVIOUSLY
                                                    REPORTED     ADJUSTMENT     AS RESTATED
                                                   -----------   -----------    -----------
Net loss .......................................   $ 8,684,570   $(1,770,558)   $ 6,914,012
Stock based compensation related to repricing of
  warrants granted to investors and the grant of
  new warrants .................................     1,742,384    (1,742,384)            --

Amortization of compensation related to
  beneficial conversion feature and warrants
  issued to holders of convertible debentures ..     2,967,791       (28,174)     2,939,617

                                                   FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                                   ----------------------------------------
                                                   PREVIOUSLY
                                                    REPORTED     ADJUSTMENT     AS RESTATED
                                                   -----------   -----------    -----------
Net loss .......................................   $ 4,306,155   $(1,788,266)   $ 2,517,889
Stock based compensation related to repricing of
  warrants granted to investors and the grant of
  new warrants .................................     1,592,857    (1,592,857)            --

Amortization of compensation related to
  beneficial conversion feature and warrants
  issued to holders of convertible debentures ..     1,117,093      (195,409)       921,684

                                                     FOR THE YEAR ENDED DECEMBER 31, 2003
                                                   ----------------------------------------
                                                   PREVIOUSLY
                                                    REPORTED     ADJUSTMENT     AS RESTATED
                                                   -----------   -----------    -----------
Net loss .......................................   $ 9,008,274   $   229,347    $ 9,237,621
Stock based compensation related to repricing of
  warrants granted to investors and the grant of
  new warrants .................................       388,403      (188,903)       199,500

Amortization of compensation related to
  beneficial conversion feature and warrants
  issued to holders of convertible debentures ..     3,359,987       568,250      3,928,237

                                                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                                                 --------------------------------------------
                                                   PREVIOUSLY
                                                    REPORTED     ADJUSTMENT     AS RESTATED
                                                   -----------   -----------    -----------
Net loss .......................................   $ 3,774,066   $     5,915    $ 3,779,981
Stock based compensation related to repricing of
  warrants granted to investors and the grant of
  new warrants .................................       152,844      (123,085)        29,759

Amortization of compensation related to
  beneficial conversion feature and warrants
  issued to holders of convertible debentures ..     1,005,001       129,000      1,134,001

                                                    FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                                   ----------------------------------------
                                                   PREVIOUSLY
                                                    REPORTED     ADJUSTMENT     AS RESTATED
                                                   -----------   -----------    -----------
Net loss .......................................   $ 3,848,875   $   147,428    $ 3,996,303

Amortization of compensation related to
  beneficial conversion feature and warrants
  issued to holders of convertible debentures ..       878,572       147,428      1,026,000

      Our management and the Audit Committee of our Board of Directors have discussed with our independent accountants the foregoing matters disclosed in this Item 4.02(a).

      (b)   Not applicable.

      (c)   Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AROTECH CORPORATION
                                           (REGISTRANT)


                                        By: /s/ Robert S. Ehrlich
                                            ------------------------------------
                                            Name:  Robert S. Ehrlich
                                            Title: Chairman, President and CEO
Dated: November 22, 2004